LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MAY 1, 2012 TO THE

PROSPECTUS DATED FEBRUARY 29, 2012, OF

LEGG MASON WESTERN ASSET SMASH SERIES M FUND

Effective as of May 1, 2012, the following text replaces the section titled “Legg Mason Western Asset SMASh Series M Fund – Management – Portfolio managers” in the fund’s Prospectus:

Portfolio managers: Stephen A. Walsh, Christopher D. Diegelman, Stephen P. Fulton and Paul Jablansky. Mr. Walsh has been a portfolio manager for the fund since its inception. Mr. Diegelman has been a portfolio manager for the fund since 2010. Messrs. Fulton and Jablansky have been portfolio managers for the fund since May 2012. These portfolio managers work together with a broader investment management team.

Effective as of May 1, 2012, the following text replaces the section titled “More on fund management – Portfolio managers – SMASh Series M Fund” in the fund’s Prospectus:

SMASh Series M Fund

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Christopher D. Diegelman, Stephen P. Fulton and Paul Jablansky. Mr. Walsh has been a portfolio manager for the fund since its inception. Mr. Walsh has been employed by Western Asset in the capacity of portfolio manager for more than five years. Mr. Diegelman has been a portfolio manager for the fund and with Western Asset since 2010. Prior to that, Mr. Diegelman was a research analyst with Western Asset since 1998. Mr. Fulton has been a portfolio manager for the fund since May 2012 and has been employed by Western Asset in the capacity of portfolio manager for more than five years. Mr. Jablansky has been a portfolio manager for the fund since May 2012 and has been employed with Western Asset as the Head of Structured Products since 2011. For the period from 2010 through 2011, Mr. Jablansky was the Managing Director at RBS Securities. For the period from 2009 through 2010, Mr. Jablansky was the Chief Investment Officer of 400 Capital Management LLC. For the period from 2003 through 2008, Mr. Jablansky was the Head of Structured Portfolios Group and Global Head of Principal Finance for Banc of America Securities.

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